Exhibit 32.1

         Certification of Chief Executive Officer pursuant to Sec. 906


In connection with the Quarterly Report of Debt Resolve, Inc.(the "Company") on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
D. Burchetta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003                 /s/ JAMES D. BURCHETTA
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                                            James D. Burchetta
                                            Chief Executive Officer



         Certification of Chief Financial Officer pursuant to Sec. 906


In connection with the Quarterly Report of Debt Resolve, Inc.(the "Company") on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Porta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003                 /s/ JOHN M. PORTA
                                        -------------------------------
                                            John M. Porta
                                            Chief Financial Officer